                                                                    EXHIBIT 10.2


                          AGREEMENT AND AMENDMENT NO. 1

           THIS AGREEMENT AND AMENDMENT NO. 1 is made as of September 23, 1997, by and among LEASECOMM CORPORATION, BANKBOSTON, N.A., (f/k/a The First National Bank of Boston), as Agent and the LENDERS whose signatures appear at the end of this Agreement and Amendment No. 1.

           WHEREAS, the parties hereto are parties to a certain Amended and Restated Revolving Credit Agreement dated as of August 6, 1996 (the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings;

           WHEREAS, the Borrower has requested certain changes to the Credit Agreement.

           NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

           1. AMENDMENTS TO SECTION 1.1. Section 1.1 of the Credit Agreement is hereby amended as follows:

                 (a) Clauses (i) and (ii) of the definition of "Borrowing Base" are hereby amended to delete the phrase "48 months" and to substitute therefor the phrase "60 months".

                 (b) The definition of "Borrowing Base Maturity Date" is hereby amended to delete the phrase "October 27, 1998", and to substitute therefor the phrase "July 31, 1999".

                 (c) The definition of "Discount Rate" is hereby amended to delete the phrase "plus 0.50%".

                 (d) The definition of "Eligible Equipment" is hereby amended to delete the word "and" at the end of subparagraph (e) thereof, to change the semicolon to a period at the end of subparagraph (e) thereof and to delete in its entirety subparagraph (f) thereof.

                 (e) The definition of "Equipment" is hereby amended to add the phrase "stand-alone automated teller machines, non-fixture food preparation machines for use by restaurants," in the fourth line of such definition before the phrase "other miscellaneous equipment".

           2. AMENDMENTS TO SECTION 2.1. Section 2.1 of the Credit Agreement is hereby amended as follows:

                 (a) The first sentence of Section 2.1(a) is hereby amended to insert the following immediately after the last word of said sentence:

                 ", and PROVIDED, FURTHER, that the sum of the aggregate principal amount of outstanding Revolving Credit Loans based on Eligible Leases having original terms of more than 48 months shall not at any time (after giving effect to all requested Revolving Credit Loans) exceed 10% of the aggregate principal amount of all outstanding Revolving Credit Loans."

                 (b) Clauses (i), (ii) and (iv) of Section 2.1(b) of the Credit Agreement are hereby amended to delete the phrase "48 months" and to substitute therefor the phrase "60 months".

           3. AMENDMENTS TO SECTION 2.7. Section 2.7 of the Credit Agreement is hereby amended as follows:

                 (a) Section 2.7(a) is hereby amended to delete the phrase "plus 0.50%" from the third line thereof and to change the figure "4%" to "3.5%" in the eighth line thereof.

                 (b) Section 2.7(c) is hereby amended to change the figure "2.50%" to "1.85%" in the fourth line thereof and to change the figure "4.50%" to "3.85%" in the eighth line thereof.

           4. REPRESENTATIONS. The Borrower represents and warrants to the Agent and the Lenders as follows:

                 (a)   The representations and warranties contained in
Section IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date);

                 (b) After giving effect to the amendment to the Credit Agreement set forth above, no Default has occurred and is continuing or would result from the making of any requested Revolving Credit Loan on the date hereof; and

                 (c) The resolutions referred to in Section 3.1 of the Credit Agreement remain in full force and effect.

           5. GENERAL. The Credit Agreement is ratified and confirmed and shall continue in full force and effect as amended hereby. This Agreement and Amendment No. 1 may be executed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

           Executed as a sealed instrument as of the date first set forth above.

                                       LEASECOMM CORPORATION


                                       By: /s/ Peter Bleyleben
                                           _________________________________
                                           Title:



                                       BANKBOSTON, N.A., individually and as
                                       Agent


                                       By: /s/ [Signature Illegible]
                                           _________________________________
                                           Title:



                                       COMMERZBANK AG, NEW YORK BRANCH

                                       By: /s/ Robert J. Donohue
                                           _________________________________
                                           Title:


                                       By: /s/ Peter J. Doyle
                                           _________________________________
                                           Title:




                                      -3-